Exhibit 99.1

MCEWEN MINING ANNOUNCES POTENTIAL NEW SOURCE OF REVENUE AT THE BLACK FOX COMPLEX

TORONTO, ONTARIO - (May 24, 2018) - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) (“McEwen Mining” or the “Company”) provides an updated mineral resource estimate for the Tamarack gold and base metal deposit at the 100% owned Black Fox Complex in Matheson, Ontario. The Black Fox Complex comprises the Black Fox Mine and the Tamarack, Gibson-Grey Fox, Froome and Stock zones.  The base metal component of the Tamarack resource is being included for the first time.

“This is the first time that base metals have been in incorporated into a resource estimate for the Tamarack project. With further drilling, we are excited to see how the project develops into what could be an additional revenue stream at Black Fox,” said Rob McEwen, Chairman and Chief Owner.

The new resource estimate increased from 41,000 Inferred ounces gold at a grade of 6.23 g/t Au (previous resource effective Oct 31, 2018) to 127,000 Indicated ounces gold equivalent (AuEq) at a grade of 5.08 g/t AuEq with the inclusion of silver, lead and zinc mineralization.

The updated resource estimate for Tamarack is the result of 46 new surface and underground exploration, delineation, and definition drill holes completed between October 2017 and April 2018 and already existing base metal assays not considered in previous estimates.

Table 1: Tamarack Mineral Resource Estimate, SRK Consulting (Canada) Inc., May 18, 2018

	Cut-off		Grade					Contained Metal
Classification	grade Au Eq (g/t)	Quantity Tonnes (000s)	Gold (g/t)	Silver (g/t)	Lead %	Zinc %	Au Eq (g/t)	Gold Ounces (000s)	Silver Ounces (000s)	Lead Tonnes (000s)	Zinc Tonnes (000s)	Au Eq Ounces (000s)
Total Indicated Resource	3.00	778	1.83	26	1.08	3.29	5.08	46	663	8	26	127

Table 1 outlines the mineral resource estimate for Tamarack reported at a cut-off grade of 3.00 g/t AuEq to reflect an underground mining scenario. Mining operations at the adjacent Black Fox Mine are currently 100% underground operations.

The drilling completed over the last six months has increased confidence in the estimate such that previously reported Inferred resources have been upgraded to the Indicated category.

Tamarack geology and mineralization

The polymetallic (Au-Ag-Pb-Zn) Tamarack deposit is centered on a North-South striking quartz breccia which cross-cuts the faulted contact between Tisdale Assemblage ultramafic- to mafic-volcanic flows and Porcupine Group sedimentary rocks. The zone is characterised by an Upper and Lower lens; the Upper Lens measures approximately 300m along strike and 450 m down dip from near surface and has an average true width of 4.5m.  The Lower Lens measures approximately 200m along strike and 250 m down dip from a depth of 500 m, and is open at depth. The lower lens has a true width of up to 5.4m. These lenses are separated by minor, narrow and discontinuous diabase dikes.

Lead, zinc, and silver mineralisation is preferentially located in the hanging wall of the quartz breccia, occurring as either i) stringers, disseminations, and semi-massive knots, clusters and bands of sphalerite and galena hosted within both the volcanic and sedimentary rock units; ii) as clasts in quartz breccias; and iii) as inclusions and fragments within adjacent diabase dikes. Gold mineralization is preferentially hosted within the quartz breccia, occurring as fine visible gold and in association with disseminated fine-grained pyrite.

Exploration drilling will continue to test possible southerly strike extensions of the Upper Lens where a few narrow intercepts of gold +/- base metal mineralisation lie outside of the current mineralised envelope. The Lower Lens remains open along strike to the south and down dip.

Some representative assay results of the higher-grade base metal and silver intersections that were part of the dataset used in the resource at Tamarack include:

•                  12.45% Zn, 7.78% Pb, 149.36 gpt Ag over 2.72m (True Width) in hole 17BF-621;

•                  12.10% Zn, 3.20% Pb, 40.60 gpt Ag over 1.32m (TW) in hole 520-EX582-48;

•                  25.24% Zn, 4.53 % Pb, 69.58 gpt Ag over 1.91m (TW) in hole 18BF-627;

•                  5.95% Zn, 4.56% Pb, 70.55 gpt Ag over 1.86m (TW) and

•                  9.92% Zn, 4.83% Pb, 58.96 gpt Ag over 5.95m (TW) in hole 17BF-625;

•                  22.80% Zn, 0.91% Pb, 16.90 gpt Ag, 1.01 gpt Au over 0.42m (TW) and

•                  11.13% Zn, 7.28% Pb, 127.71 gpt Ag, 0.81 gpt Au over 4.21m (TW) in hole 520-EX582-47.

These intervals have been previously released in 2018 exploration news updates, see footnotes below for details of composite interval criteria.

Further Work

As part of the ongoing exploration program, additional surface and underground drilling will test, refine and define possible strike and dip extensions at Tamarack.

Metallurgical test work on drill core samples from Tamarack is currently being conducted at an independent third-party laboratory, the results of which will help determine what processing route potential future production will employ.  The test work is under the direction of Nathan M. Stubina, Ph.D., P.Eng., FCIM, of McEwen Mining who is a “Qualified Person” within the meaning of NI 43-101. It is currently expected that the gold-rich quartz breccia mineralisation will be processed at the existing mill facilities at the Black Fox Stock Mill.

Further density testing of different lithologies, mineralised zones and host units will be used in future resource updates.

Exploration at the Black Fox Complex

The exploration program across the Black Fox Complex, which includes the Black Fox Mine, Tamarack, Gibson-Grey Fox, Froome and Stock zones, continues with a total exploration budget of $15 million for 2018.  Our primary goals are to extend mineralization around known deposits and to test targets close to our mine and mill.  Recent highlights of the drilling campaign since our last Exploration news release of April 30th, 2018 include:

•                  27.76 gpt Au / 6.12m (TW), including 106.91 gpt Au / 1.28m (TW) in hole 560-F098-05;

•                  41.87 gpt Au / 0.38m (TW) in hole 560-F098-06.

Both holes are located in the eastern Central Zone (CZ) of the Black Fox mine. Follow-up drilling is ongoing and a full exploration update is planned for the end of Q2.

ABOUT MCEWEN MINING

McEwen has the goal to qualify for inclusion in the S&P 500 Index by creating a profitable gold and silver producer focused in the Americas. McEwen’s principal assets consist of: the San José mine in Santa Cruz, Argentina (49% interest); the El Gallo Gold mine in Mexico; the Black Fox mine in Timmins, Canada; the Gold Bar mine in Nevada, currently under construction; and the large Los Azules copper project in Argentina, advancing towards development.

McEwen Mining has a total of 337 million shares outstanding. Rob McEwen, Chairman and Chief Owner, owns 24% of the shares.

TECHNICAL INFORMATION

Black Fox Complex drilling was conducted by Forage Asinii Drilling, Boart-Longyear, Major Drilling, NPLH and Norex Drilling and supervised by McEwen’s Geology Department. All exploration drill core samples at the Black Fox Complex were submitted as 1/2 core and analyses reported herein were performed by the independent laboratories: ALS Laboratories, which is ISO 9001/IEC17025 certified, Activation Labs, which is ISO 9001/IEC17025 certified, and SGS Canada Laboratories, which is ISO 9001/IEC17025 certified. Samples from definition and select delineation drilling are assayed at McEwen Mining’s onsite laboratory. McEwen’s quality control (QC) program includes systematic insertion of blanks, standard reference material and duplicates to ensure laboratory accuracy.  The internal lab also participates in the GeoStats round-robin assay exercise as part of its QC initiatives.

For further details about the Black Fox Complex project including Tamarack, please see our recent NI 43-101 technical report titled “Technical Report for the Black Fox Complex, Canada” dated April 6th 2018 with an effective date of October 31st, 2017 available on SEDAR (www.sedar.com) under our issuer profile.

Notes on compositing criteria for reported significant mineralized drill hole intervals:

•                  Tamarack: a minimum reportable interval length of 3 m was determined by establishing a cut-off grade of 1 g/t AuEq. A consecutive maximum length of 3 m of internal waste, including sub cut-off grade material, is allowed and incorporated into the reported composites. Where an interval of less than 3 m is considered, if the grade x length calculation is greater than 3, it may be reported. There is no top cutting or capping of assays

•                  Black Fox: a minimum reportable interval length of 3 m was determined by establishing a cut-off grade of 3g/t Au for underground (1 g/t Au for near surface). A consecutive maximum length of 3 m of internal waste, including sub cut-off grade material, is allowed and incorporated into the reported composites. Where an interval of less than 3 m is considered, if the grade x length calculation is greater than 9 (3 for surface), it may be reported. There is no top cutting or capping of assays.

Mineral Resource Estimate Notes:

•                  The Mineral Resource Statement complies with the standards for reporting mineral resources as set out under CIM guidelines;

•                  Resources are presented undiluted and in-situ and are considered to have reasonable prospects for eventual economic extraction;

•                  Mineral resources are not mineral reserves and do not have demonstrated economic viability; all figures are rounded to reflect the relative accuracy of the estimate;

•                  Mineral resources reported at a cut-off grade of 3.00 g/t gold equivalent (AuEq). AuEq metal grades are solely based on prices of US$1,200 per ounce of gold, US$17.00 per ounce of silver, US$1.00 per pound of lead, and US$1.20 per pound of zinc; other factors affecting NSR are not currently included in the conversion.

•                  Drill hole intervals were composited to 1m lengths within six mineralized domains;

•                  Grade capping for the four elements was done on composite data for each domain using statistical analysis;

•                  A density value of 2.80 t/m3 was applied to all lithologies.  Additional density measurements on the various lithologies and host rocks to be undertaken;

•                  All zones were interpolated using Ordinary Kriging (OK) except for the low-grade alteration envelope surrounding the Tamarack zone where Inverse Distance Weighting was used;

•                  Block dimensions were 3x3x3m with sub-celling down to 1m blocks;

•                  Estimation parameters were determined by variography;

•                  Indicated resources are defined as being within a 40m zone of influence with blocks being informed by a minimum of three drill holes;

•                  AuEq calculations = Au g/t + (Pb % * 22.0462 * Pb $/lb) / (Au $ oz/ 31.1035) + (Zn % * 22.0462 * Zn $/lb) / (Au $ oz/ 31.1035) + Ag gpt/($oz Ratio Au:Ag)

McEwen Mining is not aware of any known environmental, permitting, legal, title-related, taxation, socio-political or marketing issues, or any other relevant issue not reported in the technical report, that could materially affect the mineral resource estimate.

QUALIFIED PERSON

The mineral resource estimate, with an effective date of March 31, 2018, was prepared by Dr Aleksandr Mitrofanov, P Geo, who is a “qualified person” within the meaning of National Instrument 43-101 (“NI 43-101”). Dr Mitrofanov is an employee of SRK Consulting, (Canada) Ltd and is considered to be “independent” of McEwen for the purposes of NI 43-101.  The technical content in this press release including geology, drilling, resource estimates and sampling has been reviewed and approved by Mr. Luke Willis, P.Geo, Director, Resource Modelling for McEwen who is a “qualified person” within the meaning of NI 43-101.

CAUTIONARY NOTE TO US INVESTORS REGARDING RESOURCE ESTIMATION

McEwen Mining prepares its resource estimates in accordance with standards of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in Canadian National Instrument 43-101 (NI 43-101). These standards are different from the standards generally permitted in reports filed with the SEC. Under NI 43-101, McEwen Mining reports measured, indicated and inferred resources, measurements, which are generally not permitted in filings made with the SEC. The estimation of measured resources and indicated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves. U.S. investors are cautioned not to assume that any part of measured or indicated resources will ever be converted into economically mineable reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.’s (the “Company”) estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, and other risks. The Company’s dividend policy will be reviewed periodically by the Board of Directors and is subject to change based on certain factors such as the capital needs of the Company and its future operating results. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”, for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

CONTACT INFORMATION:

Mihaela Iancu	Website: www.mcewenmining.com	150 King Street West
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(647)-258-0395 ext 320	Facebook: facebook.com/mcewenrob	Toronto, ON, Canada
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